Exhibit 99.1

0 NEW YORK CITY REIT Third Quarter Investor Presentation 123 William Street - New York, NY

Third Quarter Highlights

NYC NEW YORK CITY REIT

High Quality New York City Focused Portfolio	✓ $860 million portfolio of eight high-quality office and retail condominium assets located primarily in Manhattan ✓ High portfolio Occupancy[1] of 89% with a weighted average Remaining Lease Term[1] of 7.5 years ✓ NYC's top 10 tenants feature a balance of large corporate and government organizations that are 68% Investment Grade[1] rated, increasing the quality and stability of the Company's revenues[2]
Robust Rent Collection	✓ Collected 85% of third quarter original Cash Rent[3] due from our top ten tenants and on a total portfolio basis ✓ Management continues to focus on reaching mutually beneficial Approved Agreements with NYC's tenants and collecting the full amount of original second and third quarter Cash Rent due
Proactive Asset Management	✓ Proactive asset management and leasing continues to drive significant long-term portfolio growth – Since Q4'14, portfolio Occupancy has increased from 75% to 89% as management executed on its leasing initiatives by completing new leases, extensions, tenant expansions and asset acquisitions – Since its acquisition in Q4'14, NYC increased Occupancy at 9 Times Square from 56% to 81%[4] – In July 2020, NYC executed an early 10 year lease extension with City National Bank, improving its tenure and cementing long term value at 1140 Avenue of the Americas[5] ✓ Since Q4'14, NYC has successfully grown portfolio Annualized Straight-line Rent[1] from $9.5 million to $61.7 million
Attractive Investment Opportunity	✓ After listing on the NYSE in August, NYC became the leading "pure-play" publicly traded REIT focused on New York City real estate ✓ Short-term market dislocation caused by the COVID-19 pandemic offers an attractive opportunity to acquire assets at potentially discounted prices ✓ Opportunity for growth as management continues to focus on leasing efforts across the portfolio and evaluate attractive acquisition opportunities
Conservative Balance Sheet	✓ Prudent balance sheet with Net Leverage[1] of 36.2% ✓ No debt maturities within the next three years and a weighted average debt maturity of 6.4 years
Experienced Management Team	✓ Proven track record with significant public REIT market experience ✓ Fully aligned management structure designed to reward strong operational performance

1) See Definitions in the appendix for a full description.
2) Refer to slide 13 – Top 10 Tenants and Definitions in the appendix for additional information.
3) Refer to slide 9 – Q3 Cash Rent Collection for additional information.
4) Refer to slide 14 – Case Study: 9 Times Square for additional information.
5) Refer to slide 15 – Case Study: City National Bank for additional information.

1

Best-in-Class Portfolio

NYC NEW YORK CITY REIT

NYC's portfolio of $860 million of real estate investments features a diverse tenant mix across eight mixed-use office and retail condominium buildings primarily located in Manhattan

Portfolio Metrics

Metric *($ and SF in mm)*	Q3'20
Real Estate Investments, at Cost	$860.2
Number of Properties	8
Total Square Feet	1.2
Annualized Straight-line Rent	$61.7
Occupancy	88.6%
Weighted Average Lease Term Remaining	7.5

Top 10 Tenants Credit Ratings[2]



22%
10%
68%
Investment Grade
Non-Investment Grade
Not Rated

Tenant Industry Diversity[3]



Financial Services 20%
Government/ Public Administration 17%
Non-profit 14%
Services 11%
Garage 8%
Co-Working 7%
Healthcare Services 6%
Retail 4%
Fitness 4%
Professional Services 4%
Technology 3%
Other 2%

Limited Lease Expiration Schedule[4]



2%
7%
14%
4%
9%
12%
2%
5%
45%
2020
2021
2022
2023
2024
2025
2026
2027
Thereafter

1) See Definitions in the appendix for a full description.
2) Ratings information is as of November 1, 2020. Weighted based on annualized straight-line rent as of September 30, 2020. NYC's top 10 tenants are 56% actual Investment Grade rated and 12% implied Investment Grade. Refer to slide 13 – Top 10 Tenants and Definitions in the appendix for additional information.
3) As of September 30, 2020. Calculated on a weighted-average basis based on square footage.
4) Based on square feet as of September 30, 2020.

2

3 Leading New York City Market Position NYC is the leading “pure - play” publicly traded REIT focused on New York City real estate Total Portfolio SF (mm) (1) 3 New York City Office and Retail Exposure (2) New York City Office Exposure (2) Other Exposure Observatory Source: Company filings. Note: Company and peer metrics as of September 30, 2020 . 1) Reflects total portfolio and not pro rata square feet. 2) All metrics reflect at share ownership. NYC based on annualized straight - line rent. ESRT based on LTM revenue from Observatory a nd annualized rent for all other assets. SLG based on annualized contractual rent. PGRE based on annualized rent at share. VN O based on annualized NOI at share. 1.2 75.9% 99.1% 10.2 64.1% 10.2% 77.0% 10.2% 29.7 79.4% 89.9% 32.7 72.5% 88.5% 13.1 70.8% 70.8% 75.9%

Well-Positioned Portfolio Compared to Peers

NYC NEW YORK CITY REIT

NYC's top 10 tenants feature primarily Investment Grade rated tenants, complemented by a balance of tenants with attractive industry exposures and long-term leases

Strong Revenue CAGR from Q4'14 to Q3'20[1]



43%
4%
4%
-1%
-7%
NYC
ESRT
PGRE
SLG
VNO

Tenants Operating in Industries with Stable Employment[2]



Government
Financial Activities
45%
45%
37%
20%
17%
35%
30%
5%
30%
27%
3%
19%
17%
2%
PGRE
NYC
SLG
VNO
ESRT

Rent Expirations Through 2027



54%
55%
56%
57%
62%
ESRT
NYC
SLG
PGRE
VNO

Share of Top 10 Tenants Investment Grade[3]



68%
63%
55%
52%
51%
NYC
VNO
ESRT
SLG
PGRE

Sources: Company filings; U.S. Bureau of Labor Statistics as of October 2, 2020. Note: Company and peer metrics as of September 30, 2020 unless otherwise indicated.

1) CAGR from Q4'14 to Q3'20. NYC based on SLR. ESRT and PGRE based on annualized rent. SLG based on annualized contractual cash rent. VNO based on estimated annualized rent determined using top 30 tenants percent of total annualized rent.
2) In September 2020, the U.S. Bureau of Labor Statistics reported that Government, Financial Activities and Agriculture had the three lowest unemployment rates of 4.1%, 4.4%, and 5.0% respectively, compared to total unemployment of 7.7%. Unemployment rates based on unemployed persons by industry, not seasonally adjusted. Industry concentration for NYC based on SLR. ESRT, PGRE and VNO based on annualized rent. SLG based on contractual cash rent. VNO reflects New York City assets only as of December 31, 2019.
3) Based on annualized straight-line rent as of September 30, 2020. NYC's top 10 tenants are 56% actual Investment Grade rated and 12% implied Investment Grade rated tenants. Peer tenant percentages are only comprised of actual Investment Grade ratings.

4

5 $48 $53 $59 $63 $67 $72 $73 $73 $73 $80 24.2 27.9 22.3 24.9 29.9 28.1 22.9 28.4 32.4 31.6 5 10 15 20 25 30 35 35 40 45 50 55 60 65 70 75 80 85 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Growth of Manhattan Rent and Leasing Activity Since 2010 Manhattan Asking Rent ($ / SF) SF Leased (in millions) Robust New York City Tech Leasing Activity NYC management is highly confident in the long - term market trends as the world’s largest technology companies continue to complete large block leasing transactions Source: CBRE “Manhattan 2019: Concluding a decade of growth on strong footing” report released on January 15, 2020, Newmark K nig ht Frank “2nd Quarter Manhattan Office Market” report released on July 6, 2020 and CoStar “Office Market Report New York - NY” re leased on November 5, 2020. “In all scenarios I expect us to need physical spaces to get people together, absolutely. We have a lot of growth planned ahead. So even if there is some course correction, I don't think our existing footprint is going to be the issue.” Sundar Pichai, CEO Alphabet & Google “One of the things I feel is, hey, maybe we are burning some of the social capital we built up in this phase where we are all working remote. What’s the measure for that?” Satya Nadella, CEO Microsoft • Manhattan topped all U.S. cities in leasing activity by size in 2019, led by 1,000,000+ SF of new leases by tech giants Googl e a nd Facebook – Year - to - date, Apple, Amazon and Facebook took occupancy of more than 1.6 million SF of office space and hired more than 2,600 Ne w York City based employees, most of which was leased and employed during the pandemic – 2019 marked another multi - year high in average asking rents for Manhattan office space as large block lease transactions in midt own drove up prices. Since 2010, the average Manhattan asking rent increased by 5.8% annually – Midtown South and Downtown Manhattan recorded blockbuster years. Midtown South added 7.0 million SF in 2019, the best single - yea r total ever while Downtown added 7.3 million SF, the best year since 2000 • Since the start of the COVID - 19 pandemic, several tech companies completed new leases that include TikTok , Twitch and Match Group for over 307,000 SF while Facebook completed its 730,000 SF Midtown office lease at the Farley building in August, vindicating the long - term health of New York City office real estate Leasing Commentary 5 “The city has grit and resilience and diversity, and it was always going to be inspirational for businesses like ours.” Kia Floyd, Head of Public Policy for the East and Midwest, Facebook

Resiliency of the New York City Market

NYC NEW YORK CITY REIT

A dedicated strategy towards New York City real estate crafted with market expertise, provides an opportunity to capitalize on the positive traits that differentiates New York City

High Degree of Workforce Productivity Attracts Growth

- ✓ New York City's workforce output nearly $1.8 trillion of GDP in 2019, outpacing that of any other city in the world; highlighted by a high median household income of $73,435 and a five year forecasted labor force growth of 1.3%, both higher than levels for the greater United States
- ✓ Beyond domestic interest in the city, foreign investments are expected to continue to be drawn into the city, seeking assets in areas with strong liquidity, leasing performance and highly educated talent
- ✓ New York City's elevated GDP output condensed in a small area creates a highly knowledgeable workforce that contributes a higher degree of productivity, quantified by production that could be more than 50% higher than that of workers with similar backgrounds in smaller cities

New York City's Historical Endurance Uniquely Positions it to Regain its Prominence

- ✓ New York City has historically shown the ability to weather short-term adverse events and is supported by the desire of younger workers to maintain residence in the city, helping to provide a stable base of interest
- ✓ NYC believes the New York City office market may experience a limited, near-term, financial impact from the COVID-19 pandemic as compared to recent adverse economic events such as the Great Recession. NYC believes there will be a relatively aggressive recovery with a return to positive performance
- ✓ In response to the pandemic, the method to which businesses approach office space will force companies to adapt and innovate a workplace with less focus on densification and more focus on technically advanced health and safety systems that could elevate the city higher as firms are attracted to a tech heavy and agile city that can accommodate lasting considerations in the office environment

Contains the Most Valuable Real Estate in the Country that Won't Lose its Luster

- ✓ The COVID-19 pandemic and social distancing can potentially have an adverse impact on near-term rental trends, however, it could also have a counter effect by forcing employers to occupy more rent space to allow for more spacious employee workstations
- ✓ We believe New York City's appeal and luster, which no other city can offer, is not at risk despite recent near-term events, staging an aggressive recovery and welcoming back of its workforce to a "new normal"

~10+ million SF

of leased space by major tech companies making New York City the leading tech city in the United States

8.7% rent growth

forecasted by CoStar in 2022 represents the highest level since the Great Financial Crisis and quantifies the expected aggressive rebound in New York City office rent

9.7% vacancy rate

currently within 100 basis points of the median vacancy rate dating back to 2010

$58.1 market rent per SF

for office year-to-date 2020 which is on pace with levels for fiscal year 2019 and greater than the historical average over the last 10 years

Sources: CoStar "Office Market Report New York -NY" released on November 5, 2020 and Compass Point "Bricks & Mortar: Will New York City Lose Its Luster Due to COVID?" released on June 22, 2020.

6

Scalable Operating Platform

NYC NEW YORK CITY REIT

Management remains focused on executing the Company's acquisition and leasing strategy, including new leases, extensions and tenant expansions to drive long-term value creation

Active Portfolio Management Continues to Drive Long-Term Value

- ✓ NYC continues to deliver steady revenue growth since Q4'14 by way of asset acquisitions, robust leasing activity and tenant expansion projects
  - **Substantial Occupancy increase** from 75% in Q4'14 to 89% in Q3'20 as management executed on its robust leasing strategy
  - **Significant Remaining Lease Term** of 7.5 years at quarter end as compared to 7.3 years in Q4'14, driven by active portfolio management to secure new long-term leases and execute lease extensions with Investment Grade tenants
  - **Leasing activity remains strong** with 13 new and replacement leases completed year-to-date
- ✓ As of November 1, 2020, NYC had an Executed Occupancy[1] of 90%, increasing annual Cash Rent by $1.0 million when rent commences in September 2022

Cumulative Portfolio Growth Featuring Long-Term Leases

(square feet in thousands)


226 SF
751 SF
975 SF
958 SF
1,034 SF
1,042 SF
1,030 SF
Q4'14
Q4'15
Q4'16
Q4'17
Q4'18
Q4'19
Q3'20
421 W. 54th Street
400 E. 67th Street
200 Riverside Blvd.
9 Times Square
123 William Street
1140 Avenue of the Americas
8713 Fifth Avenue
196 Orchard Street

1) See Definitions in the appendix for a full description.

7

Significant Third Quarter Cash Rent Collection

NYC NEW YORK CITY REIT

NYC's proactive response to the COVID-19 pandemic resulted in significant rent collection success as we've received 85% of third quarter

Rent Collection Highlights

85% of Third Quarter Cash Rent collected

- ✓ NYC's portfolio features a balance of large Investment Grade corporate tenants including City National Bank, CVS, TD Bank, and government agencies

85% of Third Quarter Cash Rent Paid by Our Top 10 Tenants[1]

- ✓ Both Equinox and I Love NY Gifts are subject to an Approved Agreement

8% of Third Quarter Cash Rent is subject to an Approved Agreement

- ✓ Approved Agreements typically defer a portion of Cash Rent due for some or all of the third quarter with payment of deferred Cash Rent during 2021
- ✓ We also completed one lease amendment that provided a short-term deferral and rent credit of $0.7 million in exchange for a 5 year lease extension that added $16.7 million of new gross annual rent

6% of Third Quarter Cash Rent is currently in Agreement Negotiation

- ✓ Management continues to focus on reaching mutually beneficial Approved Agreements with its tenants and collecting the full original amount of second and third quarter Cash Rent due

Third Quarter Cash Rent Collection Detail



1%
6%
8%
85%
Q3'20 Cash Rent Paid
Approved Agreement
Agreement Negotiation
Other

Third Quarter Cash Rent Status	July	August	September	Total Portfolio
Q3'20 Cash Rent Collected	85%	84%	85%	85%
Approved Agreement[2]	9%	7%	7%	8%
Agreement Negotiation[3]	5%	8%	7%	6%
Other[4]	1%	1%	1%	1%
Total	**100%**	**100%**	**100%**	**100%**

Note: Collection data as of November 1, 2020, includes both Cash Rent paid in full and in part pursuant to an Approved Agreement or otherwise. Excludes third quarter Cash Rent or Approved Agreements approved after November 1, 2020 that would apply to third quarter Cash Rent or any Approved Agreement that would apply to fourth quarter Cash Rent. This information may not be indicative of any future period and remains subject to changes based ongoing collection efforts and negotiation of additional agreements. The impact of the COVID-19 pandemic on our rental revenue for the fourth quarter of 2020 and thereafter cannot be determined at present. The ultimate impact on our future results of operations and liquidity will depend on the overall length and severity of the COVID-19 pandemic, which management is unable to predict.

1) Refer to slide 13 – Top 10 Tenants for additional information.
2) Represents Deferral Agreements as well as amendments granting the tenant a rent credit for some portion of Cash Rent due. The rent credit is generally coupled with an extension of the lease. As of November 1, 2020, we granted rent credits with respect to 0.67% of third quarter Cash Rent due. The terms of the lease amendments providing for rent credits differ by tenant in terms of the length and amount of the credit. A "Deferral Agreement" is an executed or approved amendment to an existing lease agreement to defer a certain portion of Cash Rent due.
3) Represents active tenant discussions where no Approved Agreement has yet been reached. There can be no assurance that we will be able to enter into an Approved Agreement on favorable terms, or at all.
4) Consists of tenants who have made a partial payment and/or tenants without active communication on a potential Approved Agreement. There can be no assurance that such Cash Rent will be collected.

8

9 Conservative Capital Structure ▪ Well - Positioned for Future Growth: The Company’s capital structure and recent listing positions the Company to take advantage of attractive acquisition opportunities and acquire assets at potentially discounted prices ▪ Higher Growth Leads to Higher Multiples: Public markets generally reward higher growth companies with higher multiples Conservative Balance Sheet New Investments Enhanced Growth Higher Multiples 9 NYC’s capital structure allows for future growth potential Debt Maturities Through 2023 Net Leverage (1) 0% 1% 32% 50% 77% NYC ESRT PGRE VNO SLG 32% 34% 34% 36% 39% ESRT VNO PGRE NYC SLG Source: Company filings. Note: Company and peer metrics as of September 30, 2020. 1) For the Company, represents total mortgage notes payable, gross of $405.0 million minus cash and cash equivalents of $39.1 mi lli on divided by total assets of $878.0 million plus accumulated depreciation and amortization of $132.4 million as of September 30, 2020. For peers, represents total debt, plus preferred equity, minus cash and cash equivalents divided by total assets plus accumulated de preciation and amortization, at cost, as of September 30, 2020.

10 10 Real Estate Portfolio Highlights

11 11 Detailed Property Summary Note: Data as of September 30, 2020. 1) Company is currently undergoing negotiations to sell asset. Portfolio Real Estate Assets, at cost ($ mm) Occupancy Remaining Lease Term (in years) % of Annualized Straight - Line Rent % of Portfolio Square Feet 123 William Street $287.0 91% 6.2 36% 47% _ 1140 Avenue of the Americas 177.6 84% 6.8 26% 21% _ 9 Times Square 186.3 81% 7.9 16% 14% _ 196 Orchard Street 89.3 100% 14.3 12% 5% _ 400 E. 67th Street 77.0 100% 5.6 7% 5% _ 8713 Fifth Avenue 16.3 100% 4.7 2% 2% _ 200 Riverside Blvd. - ICON 20.2 100% 17.0 1% 5% _ 421 W. 54th Street – Hit Factory (1) 6.5 0% 0.0 0% 1% _ Total Portfolio $860.2 89% 7.5 100% 100% _ Note: Map shows seven properties located in Manhattan. Medical office building in Brooklyn not pictured. NYC’s portfolio is diversified across eight mixed - use office and retail condominium buildings primarily located in Manhattan

Top 10 Tenant Investment Grade Profile

NYC NEW YORK CITY REIT

NYC's top 10 tenants[(1)] feature a balance of large Investment Grade corporate tenants including City National Bank, CVS, and government agencies

Tenant	Space Type	Tenant Industry	Credit Rating[(2)]	Q3'20 Cash Rent Collection	Remaining Lease Term (in years)	% of Portfolio SLR	% of Portfolio SF
City National Bank	Office / Retail	Financial Services	A2	100.0%	12.7	7.0%	3.4%
Knotel	Office	Co-working	Not Rated	Deferral in Negotiation	8.3	6.4%	6.9%
Planned Parenthood Federation of America, Inc.	Office	Non-Profit	Baa2*	100.0%	10.8	5.4%	6.3%
Equinox	Retail	Fitness	Caa2	Approved Agreement	18.1	4.6%	2.9%
Cornell University	Office	Healthcare Services	Aa1	100.0%	3.7	4.0%	2.8%
Dept. of Youth & Community Development	Office	Government	Aa1	100.0%	6.9	3.6%	3.9%
CVS	Retail	Retail	Baa2	100.0%	13.9	3.5%	1.0%
I Love NY Gifts	Retail	Retail	Aa1*	Approved Agreement	15.6	3.3%	0.7%
Waterfall Asset Management LLC	Office	Financial Services	Not Rated	100.0%	1.9	3.3%	2.5%
USA General Services Administration	Office	Government	Aaa	100.0%	1.7	3.2%	4.7%
*Implied Rating			**67.8% IG Rated**	**84.5%**	**9.8**	**44.2%**	**35.1%**

CITY NATIONAL BANK AN RBC COMPANY
Credit Rating: A2

GSA
Credit Rating: Aaa

NYC Department of Youth & Community Development
Credit Rating: Aa1

CVS pharmacy
Credit Rating: Baa2

Weill Cornell Medicine
Credit Rating: NR

Note: Data as of September 30, 2020 unless otherwise noted.
1) Weighted based on annualized straight-line rent as of September 30, 2020.
2) Ratings information as of November 1, 2020. Weighted based on annualized straight-line rent. NYC's top 10 tenants are 56% actual Investment Grade ("IG") rated and 12% implied Investment Grade.

12

13 13 56% 52% 52% 64% 84% 90% 81% 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 30% 40% 50% 60% 70% 80% 90% Q4'14 Q4'15 Q4'16 Q4'17 Q4'18 Q4'19 Q3'20 Occupancy Weighted Average Remaining Lease Term Case Study: 9 Times Square Substantial Lease - Up of 9 Times Square years Since Q4'14, Annualized Straight - Line Rent Increased from $4 million to $10 million x NYC purchased 9 Times Square in Q4'14 and strategically developed a robust strategy to lease - up the property from its original Occupancy at acquisition of 55.7% – Since Q4'14, Occupancy at 9 Times Square increased from 55.7% to 80.7% x In 2017, NYC executed a new lease with Knotel for over 26,000 SF, increasing Occupancy by 15.7% and adding nearly $1.5 million of Annualized Straight - Line Rent – Subsequently, NYC executed a second lease with Knotel in 2018, expanding the tenant’s space by 8,800 SF and adding an additional $0.5 million to Annualized Straight - Line Rent revenue x In Q4 ‘18, NYC completed a new lease with “I love NY” gift shop, bringing an iconic New York City brand into prime Times Square retail space

14 14 Case Study: City National Bank x In July, NYC executed an attractive, early 10 year lease extension with City National Bank (“CNB”), one of the Company’s anchor tenants located at 1140 Avenue of the Americas – In 2015, City National Bank was acquired by the Royal Bank of Canada, a leading global and investment grade rated bank – CNB has been in business since 1954 and is the 36 th largest bank in the United States as of June 30, 2020 x The early lease extension added an additional 10 years (1) of term to the lease and $4.4 million of annual gross rent – The extension presented NYC with an attractive opportunity to lock - in long - term value given the low deal costs and long - term upside x The early lease extension cemented long - term value of 1140 Avenue of the Americas with a long - term lease to a strong, investment grade rated tenant Early 10 year Lease Extension Cements Long - Term Asset Value Credit Rating: A2 Summary of Lease Extension Terms ($ and SF in 000's) Old Lease New Lease Outcome Lease Term Remaining 3.0 Years 13.0 Years Increased lease term by 10 years Expected Rent Remaining $13,299 $55,161 Increased expected gross rent by $44 million over the term of the lease Square Feet* 35.6 35.6 No change Rent / Square Feet 120.8 123.5 Increase in rent per SF through the term of the lease *Tenant has the option of expanding current space by 12,750 SF in exchange for Company funding additional tenant improvements and tenant paying additional rent. 1) Assumes tenant does not exercise option to terminate extension term after five years (in 2028) upon payment of termination fe e.

15 Financial Highlights

16 16 Capital Structure and Q3'20 Results 1) See Definitions in the appendix for a full description. 2) See appendix for Non - GAAP reconciliations. NYC maintains a conservative balance sheet with Net Leverage of 36% and no debt maturities within the next 3 years Capital Structure x NYC maintains a conservative capital structure with fixed rate, long - term mortgage debt x No debt maturities within the next three years and a weighted average debt maturity of 6.4 years x Current capital structure positions the Company to take advantage of attractive acquisition opportunities Q3'20 Results ($ mm) Q3'20 Revenue from Tenants $17.0 Funds from Operations (1)(2) $(3.6) Core Funds from Operations (1)(2) $0.5 Cash NOI (1)(2) $6.1 Key Capitalization Metrics ($ and shares in mm) Q3'20 Fixed / Floating Debt % 100% / 0% Weighted Averaged Effective Interest Rate 4.35% Total Debt $405.0 Net Debt (1) $365.9 Real estate assets, at cost $860.2 Net Leverage (1) 36.2% Diluted Shares Outstanding 12.8 Debt Maturity Schedule $55.0 $99.0 $140.0 $60.0 $51.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030+

17 17 Management and Board of Directors

18 18 Experienced Management Team Michael Weil Chief Executive Officer, President and Chairman of the Board of Directors ▪ Founding partner of AR Global ▪ Formerly, Mr. Weil served as Executive Vice President of AR Capital, where he supervised the origination of investment opport uni ties for all AR Capital - sponsored investment programs ▪ Served as president of the Board of Directors of the Real Estate Investment Securities Association (n/k/a ADISA) Chris Masterson Chief Financial Officer and Treasurer ▪ Elected Chief Financial Officer and Treasurer of New York City REIT in September 2019 ▪ Currently serves as Chief Financial Officer of Global Net Lease, Inc. (NYSE: GNL) ▪ Past experience includes accounting positions with Goldman Sachs and KPMG Jason Slear Executive Vice President of Real Estate Acquisitions and Dispositions ▪ Responsible for sourcing, negotiating and closing AR Global’s real estate acquisitions and dispositions ▪ Oversaw the acquisition of over $3.5 billion of real estate assets and the lease - up of over 10 million square feet during profes sional career Boris Korotkin Senior Vice President of Capital Markets ▪ Responsible for leading all debt capital market transactions ▪ Former Executive Vice President of Transaction Structuring for American Financial Realty Trust Ori Kravel Senior Vice President of Corporate Development ▪ Responsible for corporate development and business strategy ▪ Executed over $12 billion of capital market transactions and over $25 billion of M&A transactions Christopher Chao Senior Vice President of Asset Management ▪ Responsible for asset management and leasing activity ▪ Former asset management and acquisitions director for Paramount Group, Inc., a 9 million square foot New York City office por tfo lio

19 19 Board of Directors Michael Weil | Director and Executive Chairman ▪ Founding partner of AR Global ▪ Formerly, Mr. Weil served as Executive Vice President of AR Capital, where he supervised the origination of investment opportunities for all AR Capital - sponsored investment programs ▪ Prior to the establishment of AR Capital, Mr. Weil served as Senior Vice President of Sales and Leasing for American Financial Realty Trust (AFRT), where he was responsible for the disposition and leasing activity for an approximately 30 million square foot portfolio ▪ Served as president of the Board of Directors of the Real Estate Investment Securities Association (n/k/a ADISA) Lee Elman | Independent Director and Audit Committee Chairman ▪ Independent director of the Company since February 2016 ▪ Founder & President of Elman Investors Inc., an international real - estate investment bank ▪ 40+ years of real estate investment experience in the US and abroad ▪ Mr. Elman holds a J.D. from Yale Law School and a B.A. from Princeton University’s Woodrow Wilson School of Public and International Affairs Abby Wenzel | Independent Director ▪ Ms. Wenzel was a member of the law firm of Cozen O’Conner, resident in the New York Office from April 2009 until her retirement in June 2019. Ms. Wenzel practiced in in the Real Estate Group and capital markets practice area, focusing on capital markets, finance and sale leaseback transactions ▪ Prior to joining Cozen O’Connor, Ms. Wenzel was a partner with Wolf Block, LLP, managing partner of its New York office and chair of its structured finance practice from October 1999 until April 2009 Elizabeth Tuppeny | Lead Independent Director ▪ Chief Executive Officer and founder of Domus, Inc., since 1993 ▪ 30 years of experience in the branding and advertising industries, with a focus on Fortune 50 companies ▪ Ms. Tuppeny also founded EKT Development, LLC to pursue entertainment projects in publishing, feature film and education video games Strong Corporate Governance x Majority independent Board of Directors, with additional oversight provided by an audit committee comprised solely of independent directors x PricewaterhouseCoopers LLP currently acts as the independent auditor for NYC x NYC is supported by robust financial accounting and reporting teams, and maintains financial reporting processes, controls and procedures x Management and shareholders fully aligned to compensate based on operational outperformance

20 20 Appendix

21 21 Definitions Annualized Straight - Line Rent : Straight - line rent which is annualized and calculated using most recent available lease terms as of the period end indicated . Approved Agreement : Represents Deferral Agreements as well as amendments granting the tenant a rent credit for some portion of Cash Rent due . The rent credit is generally coupled with an extension of the lease . As of November 1 , 2020 , we granted rent credits with respect to 0 . 67 % of third quarter Cash Rent due . The terms of the lease amendments providing for rent credits differ by tenant in terms of the length and amount of the credit . A “Deferral Agreement” is an executed or approved amendment to an existing lease agreement to defer a certain portion of Cash Rent due . Agreement Negotiation : Represents active tenant discussions where no Approved Agreement has yet been reached . There can be no assurance that we will be able to enter into an Approved Agreement on favorable terms, or at all . Cash NOI : We define Cash NOI as NOI excluding amortization of above/below market lease intangibles and straight - line adjustments that are included in GAAP lease revenues . Cash Rent : Represents total of all contractual rents on a cash basis due from tenants as stipulated in the originally executed lease agreements at inception or any lease amendments thereafter prior to a Deferral Agreement . Core FFO : In calculating Core FFO, we start with FFO, then we exclude the impact of discrete non - operating transactions and other events which we do not consider representative of the comparable operating results of our real estate operating portfolio, which is our core business platform . Specific examples of discrete non - operating items include acquisition and transaction related costs for dead deals, debt extinguishment costs, listing related costs and expenses (including the vesting and conversion of Class B units and cash expenses and fees which are non - recurring in nature incurred in connection with the listing of Class A common stock on the NYSE and related transactions), and non - cash equity - based compensation . We add back non - cash write - offs of deferred financing costs and prepayment penalties incurred with the early extinguishment of debt which are included in net income but are considered financing cash flows when paid in the statement of cash flows . We consider these write - offs and prepayment penalties to be capital transactions and not indicative of operations . By excluding expensed acquisition and transaction dead deal costs as well as non - operating costs, we believe Core FFO provides useful supplemental information that is comparable for each type of real estate investment and is consistent with management’s analysis of the investing and operating performance of our properties . In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results . Executed Occupancy : Includes Occupancy as of September 30 , 2020 as defined below as well as all leases executed by both parties as of November 1 , 2020 where the tenant has yet to take possession and executed lease terminations or expirations between October 1 , 2020 and November 1 , 2020 . FFO : We define FFO, a non - GAAP measure, consistent with the standards established over time by the Board of Governors of NAREIT, as restated in a White Paper approved by the Board of Governors of NAREIT effective in December 2018 (the “White Paper”) . The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control and impairment write - downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity . Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO . Our FFO calculation complies with NAREIT’s definition .

22 22 Definitions Investment Grade : As used herein, investment grade includes both actual investment grade ratings of the tenant or guarantor, if available, or implied investment grade . Implied investment grade may include actual ratings of tenant parent, guarantor parent (regardless of whether or not the parent has guaranteed the tenant’s obligation under the lease) or by using a proprietary Moody’s analytical tool, which generates an implied rating by measuring a company’s probability of default . Ratings information is as of November 1 , 2020 . Net Debt : Total debt of $ 405 . 0 million less cash and cash equivalents of $ 39 . 1 million as of September 30 , 2020 . Net Leverage : For the Company, represents total mortgage notes payable, gross of $ 405 . 0 million minus cash and cash equivalents of $ 39 . 1 million divided by total assets of $ 878 . 0 million plus accumulated depreciation and amortization of $ 132 . 4 million as of September 30 , 2020 . For peers, represents total debt, plus preferred equity, minus cash and cash equivalents divided by total assets plus accumulated depreciation and amortization, at cost, as of September 30 , 2020 . NOI : Defined as a non - GAAP financial measure used by us to evaluate the operating performance of our real estate . NOI is equal to total revenues, excluding contingent purchase price consideration, less property operating and maintenance expense . NOI excludes all other items of expense and income included in the financial statements in calculating net (loss) . Occupancy : Represents percentage of square footage of which the tenant has taken possession of divided by the respective total rentable square feet as of the date or period end indicated . Remaining Lease Term : Represents the outstanding tenant lease term . Weighted based on Annualized Straight - Line rent as of the date or period end indicated .

23 23 Reconciliation of Non - GAAP Metrics: Cash NOI (in thousands) Three Months Ended September 30, 2020 Three Months Ended September 30, 2019 Net Loss (in accordance with GAAP) $ (12,288) $ (4,809) Other income (19) (221) General & Administrative 1,234 1,176 Asset and property management fees to related parties 1,879 1,962 Listing Fees 1,299 — Vesting and conversion of Class B Units 1,153 — Equity - based compensation 1,711 24 Depreciation & Amortization 8,639 7,804 Interest Expense 5,089 4,681 Accretion of below - and amortization of above - market lease liabilities and assets, net (555) (566) Straight - line rent (revenue as a lessor) (2,107) (1,267) Straight - line ground rent (expense as lessee) 28 28 Cash NOI $ 6,063 $ 8,812 Cash Net Operating Income (Cash NOI) Reconciliation Schedule

24 24 Reconciliation of Non - GAAP Metric: FFO (in thousands) Three Months Ended September 30, 2020 Three Months Ended September 30, 2019 Net Loss (in accordance with GAAP) $ (12,288) $ (4,809) Depreciation and amortization 8,639 7, 804 FFO (As defined by NAREIT) $ (3,649) $ 2,995 Listing fees 1,299 — Vesting and conversion of Class B Units 1,153 — Equity - based compensation 1,711 24 Core FFO attributable to common stockholders $ 514 3,019 Funds From Operations (FFO) Reconciliation Schedule

25 25 Legal Notices

26 26 Important Information References in this presentation to the “Company,” “we,” “us” and “our” refer to New York City REIT, Inc. (“NYC”) and its cons oli dated subsidiaries. This presentation contains estimates and information concerning the Company’s industry and the Company’s peer companies that are based on industry publications, reports and peer company public filings. The Company has not independently verified the accuracy of th e data contained in these industry publications, reports and peer company public filings. These estimates and information involve a num ber of assumptions and limitations, and you are cautioned not to rely on or give undue weight to this information. The industry in whi ch we operate is subject to a high degree of uncertainty and risk due to variety of factors, including those described in the “Risk Fa ctors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Repo rt on Form 10 - K filed with the SEC on March 19, 2020, the Company’s Quarterly Report on Form 10 - Q filed with the SEC on May 14, 2020 a nd the Company's subsequent Quarterly Reports on Form 10 - Q filed with the SEC. These and other factors could cause results to diff er materially from those expressed in these publications and reports.

Forward Looking Statements

NEW YORK CITY REIT

Certain statements made in this presentation are "forward-looking statements" (as defined in Section 21E of the Exchange Act), which reflect the expectations of the Company regarding future events. You can identify forward-looking statements by the use of forward looking terminology such as "believes," "expects," "may," "will," "would," "could," "should," "seeks," "intends," "plans," "projects," "estimates," "anticipates," "predicts," or "potential" or the negative of these words and phrases or similar words or phrases. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. These forward-looking statements include, but are not limited to, market and other expectations, objectives, and intentions, as well as any other statements that are not historical facts.

Our potential risks and uncertainties are presented in the section titled "Item 1A. Risk Factors" in the Company's Annual Report on Form 10-K filed with the SEC on March 19, 2020, the Company's Quarterly Report on Form 10-Q filed with the SEC on May 14, 2020, the Company's Quarterly Report on Form 10-Q filed with the SEC on August 13, 2020 and subsequent quarterly reports, as well as other filings with the SEC, including the Company's Current Report on Form 8-K filed with the SEC on May 19, 2020 and the Company's Current Report on Form 8-K filed with the SEC on August 18, 2020. Forward-looking statements speak as of the date they were made and we disclaim any obligation to update and revise statements contained in these materials to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. The following are some of the risks and uncertainties relating to us, although not all risks and uncertainties, that could cause our actual results to differ materially from those presented in our forward-looking statements:

- All of our executive officers are also officers, managers or holders of a direct or indirect controlling interest in our advisor, New York City Advisors, LLC (our "Advisor") and other entities affiliated with AR Global Investments, LLC (the successor business to AR Capital, LLC, "AR Global"); as a result, our executive officers, our Advisor and its affiliates face conflicts of interest, including significant conflicts created by our Advisor's compensation arrangements with us and other investor entities advised by AR Global affiliates, and conflicts in allocating time among these entities and us, which could negatively impact our operating results;
- We depend on tenants for our revenue and, accordingly, our revenue is dependent upon the success and economic viability of our tenants;
- We may not be able to achieve our rental rate objectives on new and renewal leases and our expenses could be greater, which may impact operations;
- The actual amount and timing of any dividends we may pay in the future cannot be assured.
- Our properties may be adversely affected by economic cycles and risks inherent to New York City;
- We are subject to risks associated with civil unrest, a pandemic, epidemic or outbreak of a contagious disease, such as the ongoing global COVID-19 pandemic, including negative impacts on our tenants and their respective businesses;
- We are obligated to pay fees, which may be substantial, to our Advisor and its affiliates;
- We may fail to continue to qualify to be treated as a real estate investment trust for United States federal income tax purposes;
- Because investment opportunities that are suitable for us may also be suitable for other AR Global-advised programs or investors, our Advisor and its affiliates may face conflicts of interest relating to the purchase of properties and other investments and such conflicts may not be resolved in our favor, meaning that we could invest in less attractive assets, which could reduce the investment return to our stockholders;
- The trading price of our Class A common stock may fluctuate significantly and the volatility could increase as shares of our Class B common stock convert to Class A common stock;
- Our ability to fund our capital needs will depend on, among other things, the amount of cash we are able to generate from our operations, which is dependent on, among other things, the impact of the COVID-19 pandemic on our tenants and other factors outside of our control, and our ability to access capital from outside sources, which may not be available on favorable terms, or at all.
- If we and our Advisor are unable to find suitable investments, then we may not be able to achieve our investment objectives, or pay dividends; and
- As of September 30, 2020, we owned only eight properties and therefore have limited diversification.

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